UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2010
RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California	90024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 571-9800
10877 Wilshire Boulevard, Suite 710 Los Angeles, California 90024
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
As discussed in Note 3 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009 (the “2009 Form 10-K”), the Financial Accounting Standards Board has issued a new accounting standard relating to the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) (“ASC 470-20”). We are required to adopt ASC 470-20 effective with our first quarter ended December 31, 2009. Among other things, ASC 470-20 requires us to reflect the application of the new accounting standard on a retrospective basis to our previously issued financial statements. Early adoption of ASC 470-20 was not permitted.
In compliance with ASC 470-20, we are re-issuing our historical financial statements included in the 2009 Form 10-K to reflect the required retrospective application of ASC 470-20. ASC 470-20 requires that issuers of applicable convertible debt shall separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. In April 2006, we issued $57.5 million aggregate principal amount of 4% convertible senior notes due in 2013 (the “Convertible Senior Notes”). The adoption of ASC 470-20 applies to the accounting for the 4.00% Convertible Senior Notes, and retrospective application to all periods presented is mandated by the new accounting standard. Upon adoption of ASC 470-20, the estimated effective interest rate on our 4.00% Convertible Senior Notes was 18.00% as of the time of issuance, which resulted in the recognition of a $30.5 million discount to the debt portion of these notes with an amount equal to that discount recorded in additional paid-in capital at the time of issuance. This discount is amortized as interest expense (non-cash) over the life of the 4.00% Convertible Senior Notes. Also, upon adoption of ASC 470-20, the original beneficial conversion feature of $875,000 and the related interest expense amortization were reversed.
The sole purpose of this Current Report on Form 8-K is to disclose our adoption of ASC 470-20. The adoption of ASC 470-20 affected prior period information as follows (in thousands, except per share amounts):

	For the Year Ended September 30, 2009
	As	Effect of
	Previously	adoption of	As
	Reported	ASC 470-20	Adjusted
Interest expense	$11,050	$3,049	$14,099
Income (loss) from continuing operations	2,956	(3,049)	(93)
Net income (loss)	3,028	(3,049)	(21)

Net income (loss) per common share:
Basic	0.02	(0.02)	0.00
Diluted	0.02	(0.02)	0.00

	For the Year Ended September 30, 2008
	As	Effect of
	Previously	adoption of	As
	Reported	ASC 470-20	Adjusted
Interest expense	$5,442	$2,452	$7,894
Loss from continuing operations	(56,973)	(2,452)	(59,425)
Net loss	(56,882)	(2,452)	(59,334)

Net loss per common share:
Basic	(0.34)	(0.02)	(0.36)
Diluted	(0.34)	(0.02)	(0.36)

	For the Year Ended September 30, 2007
	As	Effect of
	Previously	adoption of	As
	Reported	ASC 470-20	Adjusted
Interest expense	$2,430	$2,171	$4,601
Loss from continuing operations	(94,867)	(2,171)	(97,038)
Net loss	(91,717)	(2,171)	(93,888)

Net loss per common share:
Basic	(0.61)	(0.01)	(0.62)
Diluted	(0.61)	(0.01)	(0.62)

	For the Year Ended September 30, 2006
	As	Effect of
	Previously	adoption of	As
	Reported	ASC 470-20	Adjusted
Interest expense	$2,402	$926	$3,328
Loss from continuing operations	(39,912)	(926)	(40,838)
Net loss applicable to common stockholders	(38,722)	(926)	(39,648)

Net loss per common share:
Basic	(0.30)	(0.01)	(0.31)
Diluted	(0.30)	(0.01)	(0.31)

	As of September 30, 2009
	As	Effect of
	Previously	adoption of	As
	Reported	ASC 470-20	Adjusted
Construction in progress	$27,328	$709	$28,037
Other assets and deposits (1)	15,686	(1,009)	14,677
Long-term convertible debt to stockholders	57,054	(19,337)	37,717
Additional paid-in capital	293,299	27,635	320,934
Accumulated deficit	(246,227)	(8,598)	(254,825)

(1)
The “As Previously Reported” amount was adjusted for a reclassification of loan costs from long-term to current to conform to the first quarter ended December 31, 2009 presentation. These loan costs were not related to the convertible debt.

	As of September 30, 2008
	As	Effect of
	Previously	adoption of	As
	Reported	ASC 470-20	Adjusted
Construction in progress	$19,548	$412	$19,960
Other assets and deposits	8,309	(1,294)	7,015
Long-term convertible debt to stockholders	56,929	(22,968)	33,961
Additional paid-in capital	241,110	27,635	268,745
Accumulated deficit	(249,255)	(5,549)	(254,804)

	As of September 30, 2007
	As	Effect of
	Previously	adoption of	As
	Reported	ASC 470-20	Adjusted
Construction in progress	$4,192	$101	$4,293
Other assets and deposits	6,923	(1,577)	5,346
Long-term convertible debt to stockholders	56,804	(26,015)	30,789
Additional paid-in capital	233,447	27,635	261,082
Accumulated deficit	(192,373)	(3,097)	(195,470)

	As of September 30, 2006
	As	Effect of
	Previously	adoption of	As
	Reported	ASC 470-20	Adjusted
Construction in progress	$3,916	$1	$3,917
Other assets and deposits	5,647	(1,861)	3,786
Long-term convertible debt to stockholders	56,679	(28,570)	28,109
Additional paid-in capital	175,825	27,635	203,460
Accumulated deficit	(100,656)	(926)	(101,582)
This Current Report on Form 8-K updates Items 1A, 6, 7 and 8 of, and Exhibit 12.1 to our 2009 Form 10-K to reflect the required retrospective application of the adoption of ASC 470-20 as discussed above. With the exception of the foregoing and certain reclassifications of sales commissions from revenue to cost of sales and a reclassification of loan costs from long-term to current to conform to the first quarter ended December 31, 2009 presentation, all other items of the 2009 Form 10-K remain unchanged. The Company has not updated any of its disclosures contained in the 2009 Form 10-K, except to the extent expressly provided above and the addition of a subsequent events note in Item 8.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description of the Exhibit

12.1	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Independent Registered Public Accounting Firm.

99.1	2009 Annual Report

Item 1A	— Risk Factors
Item 6	— Selected Financial Data
Item 7	— Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8	— Financial Statements and Supplementary Data

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.
Dated: March 10, 2010	/s/ Dan J. Cohrs
Dan J. Cohrs
Executive Vice President and Chief Financial Officer

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